Risk Management and Fair Value Measurements	6 Months Ended
Jun. 30, 2026
Risk Management And Fair Value Measurements
Risk Management and Fair Value Measurements

11. Risk Management and Fair Value Measurements:

The principal financial assets of the Company as of June 30, 2026, consist of cash and cash equivalents and trade accounts receivable due from charterers. The principal financial liabilities of the Company consist of long-term bank loans, trade accounts payable, amounts due to related parties and accrued and other liabilities.

Interest rate risk: The Company’s loan interest rates are currently calculated at SOFR plus a margin, as described in Note 7 above, therefore, the Company is exposed to movements in SOFR. SOFR is the successor index to LIBOR for the Company’s bank loans. The Company has used interest rate caps in prior periods to mitigate its variable interest rate exposure. The Company’s most recent interest rate cap was sold on January 25, 2023. As of June 30, 2026, the Company did not have any interest rate derivatives outstanding. In the future, the Company may consider entering into additional hedging arrangements to further limit the impact of interest rate volatility on its results of operations and cash flows.

Credit risk: Credit risk is minimized since trade accounts receivable from charterers are presented net of the expected credit losses. The Company places its cash and cash equivalents, primarily with highly creditworthy financial institutions. The Company performs periodic evaluations of the relative credit standing of those financial institutions that are considered in the Company’s investment strategy. On the balance sheet date there were no significant concentrations of credit risk. The maximum exposure to credit risk is represented by the carrying amount of each financial asset on the unaudited interim Consolidated Balance Sheets.

Currency risk: The Company’s transactions are denominated primarily in U.S. dollars; therefore, overall currency exchange risk is limited. Balances in foreign currency other than U.S. dollars are not considered significant.

Fair value: Management has determined that the fair values of the assets and liabilities as of June 30, 2026, are as follows:

	Carrying	Fair
	Value	Value
Cash and cash equivalents (including restricted cash)	$59,503	$59,503
Trade accounts receivable, net	$3,361	$3,361
Prepayments and other current assets	$578	$578
Trade accounts payable	$1,622	$1,622
Accrued and other liabilities	$861	$861
Long-term debt with variable interest rates	$83,780	$83,780
Amounts due to related parties	$940	$940

Assets measured at fair value on a non-recurring basis: Long-lived assets held and used and held for sale

As of December 31, 2025 and June 30, 2026, the Company reviewed the carrying amount in connection with the estimated recoverable amount for each of its vessels held and used. This review indicated that such carrying amount was fully recoverable for the Company’s vessels held and used. No impairment loss was recognized for the six months ended June 30, 2025 and 2026. As of December 31, 2025 and June 30, 2026, the Company did not have any assets or liabilities measured at fair value on a non-recurring basis.